Ordinary Shares and treasury shares	12 Months Ended
Dec. 31, 2024
Ordinary Shares and treasury shares
Ordinary Shares and treasury shares

13.Ordinary Shares and treasury shares

The authorized share capital of the Company was 1,500,000,000 shares comprising of (i) 1,268,785,000 Class A ordinary shares; (ii) 231,215,000 Class B ordinary shares. The rights of the holders of Class A and Class B ordinary shares are identical, except with respect to voting and conversion right. Each share of Class A ordinary shares is entitled to one vote per share and is not convertible into Class B ordinary shares under any circumstances. Each share of Class B ordinary shares is entitled to ten votes per share and is convertible into one Class A ordinary share at any time by the holder thereof. Upon any sale, transfer, assignment or disposition of any Class B ordinary shares by a holder thereof to any person who is not a Founder or an affiliate of a Founder, or upon a change of beneficial ownership of any Class B ordinary shares as a result of which any person who is not a Founder or an affiliate of a Founder becomes a beneficial owner of such Class B ordinary shares, each of such Class B ordinary shares will be automatically and immediately converted into one Class A ordinary share.

13.Ordinary Shares and treasury shares (Continued)

Prior to the completion of the IPO in January 2020, the Company issued several series of convertible redeemable preferred shares (collectively referred to as the “Preferred Shares”), these preferred shares have certain preferred rights and the Group has classified them in the mezzanine equity of the consolidated balance sheets. In addition, the Group records accretions on the Preferred Shares to the redemption value from the issuance dates to the earliest redemption dates. The accretions are recorded against retained earnings, or in the absence of retained earnings, by charges against additional paid-in capital. Once additional paid-in capital has been exhausted, additional charges are recorded by increasing the accumulated deficit. All series of Preferred Shares were automatically converted into Class A ordinary shares upon the Company’s IPO in January 2020. Accordingly, no additional accretion has been recorded since conversion and no mezzanine equity recorded since completion of the IPO.

On December 13, 2023, the Company announced a share repurchase program under which the Company repurchase its Class A ordinary shares with an aggregate value of up to US$3.0 million over the next 12-month period. The share repurchases may be made from time to time in the open market at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations. The Company repurchased an aggregate of 483,643 ADSs, representing 96,728,600 Class A ordinary shares from the open market at an average price of US$2.8882 per ADS or US$0.0144 per Class A ordinary shares, for aggregate consideration of US$1.4 million as of the year ended December 31, 2024. The repurchased shares have not been cancelled by the end of 2024 and are reflected as treasury stock.